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                                   INDEX TO EXHIBITS
                                   ----------------------------

Exhibit No.                        Description
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20.1                               Statement to Noteholders dated March 15,
                                   2001


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                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1

Section 7.3 Indenture            Distribution Date:                  03/15/2001
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(I)    Amount of the distribution allocable to principal of the Notes
        Class A Principal Payment                                  0.00
        Class B Principal Payment                                  0.00
        Class C Principal Payment                                  0.00
              Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
        Class A Principal Payment                                  0.00
        Class B Principal Payment                                  0.00
        Class C Principal Payment                                  0.00
              Total

(ii)   Amount of the distribution allocable to the interest on the Notes
        Class A Note Interest Requirement                  3,347,604.17
        Class B Note Interest Requirement                    287,717.01
        Class C Note Interest Requirement                    393,671.18
               Total                                       4,028,992.36

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
        Class A Note Interest Requirement                       4.46347
        Class B Note Interest Requirement                       4.60347
        Class C Note Interest Requirement                       4.89903

(iii)  Aggregate Outstanding Principal Balance of the Notes
        Class A Note Principal Balance                      750,000,000
        Class B Note Principal Balance                       62,500,000
        Class C Note Principal Balance                       80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account    12,898,327.70

(v)    Required Owner Trust Spread Account Amount         13,392,855.00



                              By: --------------------------
                                  Name:  Patricia M. Garvey
                                  Title: Vice President

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